WILLIAM BLAIR FUNDS

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2001


         Mark A. Fuller, III, is joining the Tax-Managed Growth Fund's team of portfolio managers and is leaving the Small Cap Growth Fund's team of portfolio managers.

         As a result of this change, the Tax-Managed Growth Fund is co-managed by Mr. Mark A. Fuller, III, Gregory J. Pusinelli and Michelle R. Seitz. The Small Cap Growth Fund is co-managed by Michael P. Balkin and Karl W. Brewer.

         The information above supplements and supersedes the disclosure in the "Tax-Managed Growth Fund-Portfolio Management" and the "Small Cap Growth Fund-Portfolio Management" sections of the Prospectus.





January 8, 2002





                               WILLIAM BLAIR FUNDS
                              222 West Adams Street
                             Chicago, Illinois 60606